UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2010
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
60 Columbus Circle, New York, New York 10023
(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code: (212) 364-8200
Not Applicable
   (Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-1.1
EX-4.1
EX-4.2
EX-5.1

Item 1.01 Entry into a Material Definitive Agreement
     On November 15, 2010, Time Warner Cable Inc. (the “Company”) completed its offering of $1.9 billion in aggregate principal amount of senior unsecured notes and debentures consisting of $700 million principal amount of 4 1/8% notes due 2021 (the “2021 Notes”) and $1.2 billion principal amount of 5 7/8% debentures due 2040 (the “2040 Debentures” and, together with the 2021 Notes, the “Debt Securities”). The Debt Securities are guaranteed by Time Warner Entertainment Company, L.P. and TW NY Cable Holding Inc., each a subsidiary of the Company (collectively, the “Guarantors”). In connection with the offering, on November 9, 2010, the Company and the Guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc., as representatives of the underwriters listed in Schedule II thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The offering of the Debt Securities was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-151671) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on June 16, 2008. The terms of the Debt Securities are described in the Company’s Prospectus dated June 16, 2008, as supplemented by a final Prospectus Supplement dated November 9, 2010, as filed with the Commission on November 10, 2010. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Report and the Registration Statement.
     The Debt Securities were issued pursuant to an Indenture, dated as of April 9, 2007, as amended and supplemented (the “Indenture”), by and among the Company, the Guarantors and The Bank of New York Mellon, as trustee. The Indenture was previously described in, and included as an exhibit to, the Company’s Current Report on Form 8-K dated April 4, 2007, which was filed with the Commission on April 9, 2007.
     The 2021 Notes will mature on February 15, 2021 and the 2040 Debentures will mature on November 15, 2040. The 2021 Notes will bear interest at a rate of 4 1/8% per year, and interest on the 2021 Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2011. The 2040 Debentures will bear interest at a rate of 5 7/8% per year, and interest on the 2040 Debentures will be payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2011. The Debt Securities are unsecured senior obligations of the Company and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Debt Securities are unsecured senior obligations of the Guarantors and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantors.
     Commencing on November 15, 2020, the Company may redeem the 2021 Notes and commencing on May 15, 2040, the Company may redeem the 2040 Debentures, in each case, in whole or in part at any time at the Company’s option, at a redemption price equal to 100% of the principal amount of the Debt Securities being redeemed plus accrued and unpaid interest to the redemption date.
     Prior to November 15, 2020 in the case of the 2021 Notes and prior to May 15, 2040 in the case of the 2040 Debentures, the Company may redeem the Debt Securities, in whole or in part at any time at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debt Securities being redeemed and (ii) the sum of the present values of the remaining scheduled payments on the applicable Debt Securities discounted to the redemption date on a semi-annual basis at a government treasury rate plus 25 basis points for the 2021 Notes and 30 basis points for the 2040 Debentures as further described in the Indenture and the Debt Securities, plus, in each case, accrued but unpaid interest to the redemption date.
     The Indenture contains customary covenants relating to restrictions on the ability of the Company or any material subsidiary to create liens and on the ability of the Company and the Guarantors to consolidate, merge or convey or transfer substantially all of their assets. The Indenture also contains customary events of default. The forms of the 2021 Notes and 2040 Debentures are attached as Exhibits 4.1 and 4.2, respectively, to this Report and are incorporated by reference into this Report and the Registration Statement.
     Certain of the Underwriters or their affiliates have performed and may, from time to time in the future, engage in transactions with or perform commercial and investment banking and advisory services for the Company and/or are lenders under the Company’s bank credit facility, for which they have received or will receive customary fees and expenses.
     The Company expects to use the net proceeds from the issuance of the Debt Securities for general corporate purposes, which may include the repayment of debt and the repurchase of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
No.	Description

1.1	Underwriting Agreement, dated November 9, 2010, among the Company, the Guarantors and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc., on behalf of themselves and as representatives of the underwriters listed in Schedule II thereto.

4.1	Form of 4 1/8% Note due 2021.

4.2	Form of 5 7/8% Debenture due 2040.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
By:	/s/ Robert D. Marcus
	Name:	Robert D. Marcus
	Title:	Senior Executive Vice President and Chief Financial Officer

Date: November 15, 2010

Exhibit Index

Exhibit
No.	Description

1.1	Underwriting Agreement, dated November 9, 2010, among the Company, the Guarantors and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc., on behalf of themselves and as representatives of the underwriters listed in Schedule II thereto.

4.1	Form of 4 1/8% Note due 2021.

4.2	Form of 5 7/8% Debenture due 2040.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).